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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: March 25, 2002


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     Exact Name of Registrant             Commission     I.R.S. Employer
     as Specified in Its Charter          File Number    Identification No.
     ---------------------------          -----------    ------------------


   Hawaiian Electric Industries, Inc.       1-8503          99-0208097
   Hawaiian Electric Company, Inc.          1-4955          99-0040500

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                                State of Hawaii
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


                 900 Richards Street, Honolulu, Hawaii 96813
           --------------------------------------------------------
             (Address of principal executive offices and zip code)


 Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
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        (Former name or former address, if changed since last report.)

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Item 5. Other Events

The following is an update of the Hawaii Electric Light Company, Inc. (HELCO) power situation (see "HELCO power situation," which is incorporated herein by reference to pages 8 to 13 of HEI's and HECO's Form 10-K):


  In September 2000, the Third Circuit Court of the State of Hawaii (the Circuit Court) orally ruled that, absent a legal or equitable extension properly authorized by the Hawaii Board of Land and Natural Resources (BLNR), the three-year construction period in the standard land use conditions of the Department of Land and Natural Resources of the State of Hawaii (DLNR) expired in April 1999. In October 2000, HELCO filed with the BLNR a request for extension of the construction deadline and, in January 2001, the BLNR sent the request to a contested case hearing, which was held in September 2001. In a document dated November 5, 2001, the hearings officer recommended that the BLNR approve HELCO's request for extension of the construction deadline. The recommendation did not state a time period for the extension, but concluded that an extension is warranted, "under such conditions as the Board may deem advisable." Oral arguments before the BLNR were conducted in January 2002. The BLNR, by Order dated March 25, 2002, granted HELCO an extension through December 31, 2003. The extension is subject to a number of conditions, including, but not limited to,
HELCO: complying with all applicable laws and with all conditions applicable to the default entitlement, including the 15 standard land use conditions (except where deviations are approved by the BLNR), and to each Conservation District Use Permit and amendment previously awarded to HELCO for this site; agreeing to indemnify and hold the State harmless from claims arising out of any act or omission of HELCO relating to the "permit"; proceeding with construction in accordance with construction plans to be submitted to and signed by the chairperson of the BLNR; obtaining approval of the Department of Health of the State of Hawaii (DOH) and the Board of Water Supply for any potable water supply or sanitation facilities; complying with HELCO's representations relative to mitigation, as set forth in the accepted environmental impact statement; minimizing or eliminating any interference, nuisance or harm which may be caused by this land use; filing, within 90 days of the Order, an application for boundary amendment with the State Land Use Commission to remove the site from the conservation district; and complying with other terms and conditions as prescribed by the chairperson of the BLNR. The Order states that failure to comply with any of these conditions shall render the "permit" void. The Order also states that "no further extensions will be provided."

  HELCO's assessment is that it will be able to comply with each of the conditions in the Order. The parties have until April 3, 2002 to file any motion for reconsideration with the BLNR. It is anticipated that opponents will file an appeal of the Order with the Circuit Court by April 26, 2002, and may request a stay while the appeal is pending. HELCO expects to prevail on such appeal and does not expect that any stay request would be granted.

     In December 2000, the Circuit Court granted a motion to stay further construction until extension of the construction deadline is obtained from the BLNR, at which time the Circuit Court would consider lifting the stay. In light of the BLNR's March 25, 2002 Order, HELCO will file a motion with the Circuit Court on April 4, 2002 to lift the stay, and expects the motion to be granted. The motion is set for hearing on April 22, 2002.

     Management currently expects that the installation of CT-4 and CT-5 will begin when the stay is lifted by the Circuit Court, with an expected in-service date by late 2003. There can be no assurances, however, that CT-4 and CT-5 will be installed or that this time frame will be met.

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                           Forward-Looking Statements
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This report and other presentations made by Hawaiian Electric Industries, Inc.
(HEI) and its subsidiaries contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as "expects," "anticipates," "intends," "plans," "believes," "predicts," "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

  Risks, uncertainties and other important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, those listed under "Forward-Looking Statements" on page vi of HEI's and HECO's Form 10-K, which is incorporated herein by reference.

  Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.


HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)



/s/ Robert F. Mougeot                      /s/ Richard A. von Gnechten
-----------------------------------        -------------------------------------
Robert F. Mougeot                          Richard  A. von Gnechten
Financial Vice President, Treasurer and    Financial Vice President
 Chief Financial Officer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: April 2, 2002                        Date: April 2, 2002

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